UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NATIONAL BEVERAGE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABLE OF CONTENTS

PROXY STATEMENT	1
SECURITY OWNERSHIP	2
MEMBERSHIP AND MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES	3
INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD	3
QUORUM AND VOTING PROCEDURE	5
MATTERS TO BE CONSIDERED AT ANNUAL MEETING	5
ELECTION OF DIRECTORS	5
INFORMATION AS TO NOMINEES AND OTHER DIRECTORS	5
ADVISORY VOTES ON EXECUTIVE COMPENSATION AND FREQUENCY OF AN ADVISORY VOTE	9
EXECUTIVE COMPENSATION AND OTHER INFORMATION	9
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE	13
MANAGEMENT SERVICES AGREEMENT - COMPENSATION	13
SUMMARY COMPENSATION TABLE	13
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2011	15
OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2011	16
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2011	16
EQUITY COMPENSATION PLAN INFORMATION	17
DIRECTOR COMPENSATION	17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17
REPORT OF THE AUDIT COMMITTEE	17
INDEPENDENT AUDITORS	18
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	19
PROXY SOLICITATION	19
CONTACTING THE BOARD OF DIRECTORS	19
DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS	20

NATIONAL BEVERAGE CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:	2:00 p.m. (local time)
DATE:	September 30, 2011
PLACE:	Hyatt Regency Orlando International Airport 9300 Airport Boulevard Orlando, Florida 32827

At the Annual Meeting of Shareholders of National Beverage Corp. (the “Company”) and any adjournments or postponements thereof (the “Meeting”), the following proposals are on the agenda for action by the shareholders:

1.	To elect two directors to serve as Class III directors for a term of three years;
2.	To hold a non-binding advisory vote on executive compensation;*
3.	To hold a non-binding advisory vote on the frequency of future executive compensation advisory votes;* and
4.	To transact such other business as may properly come before the Meeting. * Advisory vote required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. See Page 9.

Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on August 15, 2011 are entitled to notice of, and to vote at, the Meeting.

A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the principal executive offices of the Company at 8100 SW Tenth Street, Suite 4000, Fort Lauderdale, Florida 33324.

All shareholders are cordially invited to attend the Meeting in person. Admittance to the Meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the accompanying proxy card. Shareholders whose shares are held in “street name” (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy, a recent brokerage statement or letter from the “street name” holder confirming their beneficial ownership of shares.

Whether or not you plan to attend the Meeting, please complete and return the proxy in the accompanying envelope addressed to the Company or vote electronically by using the Internet or by telephone, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

By Order of the Board of Directors,
/s/ Nick A. Caporella
Nick A. Caporella
August 26, 2011	Chairman of the Board
Fort Lauderdale, Florida	and Chief Executive Officer

PROXY STATEMENT

This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the “Company”), in connection with the solicitation, by order of the Board of Directors of the Company (the “Board of Directors” or the “Board”), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 on September 30, 2011, at 2:00 p.m., local time, or any adjournment or postponement thereof (the “Meeting”). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is August 31, 2011.

Only holders of record of common stock, par value $.01 per share, of the Company (the “Common Stock”) at the close of business on August 15, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  Each holder of Common Stock is entitled to one vote for each share held at the close of business on the Record Date.

A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to the Corporate Secretary, at the address set forth above, by returning a later dated signed proxy or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting.

The Annual Report of the Company for the fiscal year ended April 30, 2011 (the “Annual Report”) is being mailed with this Proxy Statement to all holders of record of Common Stock.  Additional copies of the Annual Report will be furnished to any shareholder upon request.

SECURITY OWNERSHIP

Principal Shareholders

As of the Record Date, 46,270,655 shares of Common Stock were outstanding and, as of such date, the only persons known by the Company to beneficially own more than 5% of the outstanding Common Stock were the following:

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Nick A. Caporella 8100 SW Tenth Street Fort Lauderdale, Florida 33324	34,244,5851	74.0%

IBS Partners Ltd. 1127 Eldridge Parkway Suite 300-0137 Houston, Texas 77077	33,302,246	72.0%

Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	2,371,4022	5.1%
____________
1
Includes 33,302,246 shares owned by IBS Partners Ltd. (“IBS”). IBS is a Texas limited partnership whose sole general partner is IBS Management Partners, Inc., a Texas corporation.  IBS Management Partners, Inc. is owned by Mr. Nick A. Caporella. By virtue of Rule 13d-3 promulgated under the Exchange Act, Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 27,056 shares held by the wife of Mr. Caporella as to which Mr. Caporella disclaims beneficial ownership.

2	Based solely on information reported in Schedule 13F filed by Royce & Associates, LLC with the Securities and Exchange Commission (the “Commission”) on August 9, 2011.

Management

The table below reflects, as of the Record Date, the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named (the “Executive Officers”) in the Summary Compensation Table that follows and the number of shares of Common Stock beneficially owned by all directors and Executive Officers as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Nick A. Caporella	34,244,585	1	74.0%
Joseph G. Caporella	395,744	2	*
Cecil D. Conlee	26,240		*
Samuel C. Hathorn, Jr.	138,816	3	*
Joseph P. Klock, Jr.	17,712	4	*
Stanley M. Sheridan	26,704	5	*
George R. Bracken	118,129	6	*
Dean A. McCoy	66,609	7	*
Edward F. Knecht	19,944	8	*
All Executive Officers and directors as a group (9 in number)	35,054,483	9	75.8%
____________
*	Less than 1%.

1
Includes 33,302,246 shares held by IBS. The sole general partner of IBS is IBS Management Partners, Inc., a Texas corporation. IBS Management Partners, Inc. is owned by Mr. Nick A. Caporella. Also includes 27,056 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

2	Includes 37,744 shares issuable upon exercise of currently exercisable options.

3	Includes 24,816 shares issuable upon exercise of currently exercisable options.

4	Includes 14,112 shares issuable upon exercise of currently exercisable options.

5
Includes 21,520 shares held by the Joyce M. Sheridan Family Trust dated January 12, 2009 of which Mr. Sheridan is trustee and the principal beneficiary.  Also includes 5,184 shares held by the Stanley M. Sheridan Living Trust dated April 10, 1995 of which Mr. Sheridan is trustee and principal beneficiary.

6	Includes 4,309 shares issuable upon exercise of currently exercisable options.

7	Includes 1,359 shares issuable upon exercise of currently exercisable options.

8	Includes 3,900 shares which were exercisable on May 11, 2011, the date of Mr. Knecht’s retirement.

9	Includes 86,240 shares issuable upon exercise of currently exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s Executive Officers, directors and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Commission.  Executive Officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

To our knowledge, based solely on review of Form 3, 4 and 5 reports and amendments thereto and certain representations furnished to the Company, the Company believes that during the fiscal year ended April 30, 2011 (“Fiscal 2011”), its Executive Officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

MEMBERSHIP AND MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Company is managed under the direction of the Board of Directors. The Board meets to review significant developments affecting us and to act on matters requiring Board approval.

Current committee membership is shown in the table below.

Name	Board	Audit	Compensation and Stock Option	Nominating	Strategic Planning
Nick A. Caporella	Chairman	—	—	Chairman	Chairman
Joseph G. Caporella	Member	—	Member	—	—
Cecil D. Conlee	Member	Member	Chairman	—	Member
Samuel C. Hathorn, Jr.	Member	Chairman	Member	Member	Member
Joseph P. Klock, Jr.	Member	Member	—	Member	—
Stanley M. Sheridan	Member	Member	—	Member	—

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held eight meetings during Fiscal 2011. The Board of Directors has standing Audit, Compensation and Stock Option, Nominating and Strategic Planning committees.

The Audit Committee is comprised of four independent members – Messrs. Samuel C. Hathorn, Jr. (Chairman), Cecil D. Conlee, Joseph P. Klock, Jr. and Stanley M. Sheridan.  The Audit Committee held four meetings during Fiscal 2011. The principal functions of the Audit Committee are to appoint the independent auditors of the Company and to review with the independent auditors and the Company’s internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent auditors. The Company’s Board of Directors has determined that Messrs. Conlee, Hathorn and Sheridan satisfy the requirements for an audit committee financial expert under the rules and regulations of the Commission. The Board of Directors has concluded that the members of the Audit Committee are “independent” as defined in the NASDAQ listing standards. The Audit Committee has a charter as required under the NASDAQ listing standards. The charter is available on our website at www.nationalbeverage.com under “The Business – Investors – Corporate Governance.”

The current members of the Company’s Compensation and Stock Option Committee are Messrs. Cecil D. Conlee (Chairman), Joseph G. Caporella and Samuel C. Hathorn, Jr.  During Fiscal 2011, the Compensation and Stock Option Committee held four meetings. The principal functions of the Compensation and Stock Option Committee are to consider, review and approve all compensation arrangements, including base salary, annual incentive awards and stock option grants, for officers and employees of the Company and to administer the Company’s employee benefit programs. The Compensation and Stock Option Committee does not have a charter.

The current members of the Company’s Nominating Committee are Messrs. Nick A. Caporella (Chairman), Samuel C. Hathorn, Jr., Joseph P. Klock, Jr. and Stanley M. Sheridan.  During Fiscal 2011, the Nominating Committee held two meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board. The Nominating Committee considers possible candidates from any source, including shareholders, for nominees for directors. In evaluating the qualifications of nominees, the Nominating Committee considers a variety of factors, such as education, work experience, knowledge of the Company and the beverage industry, membership on the Board of Directors of other corporations, civic involvement and diversity. The Nominating Committee does not have a specific policy with respect to diversity on the Board of Directors.  Recommendations for director candidates, which shall include written materials with respect to the potential candidate, should be sent to Corporate Secretary, National Beverage Corp., P.O. Box 16720, Fort Lauderdale, Florida 33318. All shareholder nominees for director will be considered by the Nominating Committee in the same manner as any other nominee. All recommendations should be accompanied by a complete statement of such person’s qualifications (including education, work experience, knowledge of the Company’s industry, membership on the Board of Directors of another corporation and civic activity) and an indication of the person’s willingness to serve. The Nominating Committee does not have a charter.

The current members of the Company’s Strategic Planning Committee are Messrs. Nick A. Caporella (Chairman), Cecil D. Conlee and Samuel C. Hathorn, Jr.  The Strategic Planning Committee did not meet separately during Fiscal 2011 as the election of Mr. Conlee to the Board in January 2009 allowed the advice and consultation of the committee members to be discussed during the regular meetings of the Board.

In addition to the above standing committees, the Board of Directors from time to time has appointed certain ad hoc committees. During Fiscal 2011, such committees included the Special Committee, formed to evaluate capital deployment options, and the Litigation Advisory Committee, formed to assist Company management with certain legal matters.

Each director attended all of the meetings of the Board and standing committees on which he serves.  We have no formal policy regarding directors' attendance at annual meetings of shareholders but all directors have attended past annual shareholder meetings and we anticipate that all directors will attend the 2011 Meeting.

Mr. Nick A. Caporella currently beneficially owns approximately 74.0% of the Company’s outstanding Common Stock. As a result, the Company is a “controlled company” within the meaning of the NASDAQ listing standards and is therefore not currently required to have independent directors comprise a majority of its Board of Directors or to have independent directors comprise its Compensation and Stock Option Committee or its Nominating

Committee. However, during Fiscal 2011, independent directors comprised the majority of both the Nominating Committee and the Compensation and Stock Option Committee.  Messrs. Cecil D. Conlee, Samuel C. Hathorn, Jr., Joseph P. Klock, Jr. and Stanley M. Sheridan qualify as independent directors under the NASDAQ listing standards.

In compliance with NASDAQ listing standards, the independent directors have regularly scheduled meetings at which only independent directors are present.

QUORUM AND VOTING PROCEDURE

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter (“non-voted shares”). This could occur, for example, when a broker is not permitted to vote shares held in “street name” on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter and directions to “withhold authority” to vote for directors will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter. Non-voted shares and abstentions will have no effect on the matters brought to a vote at the Meeting. As a result of Mr. Nick A. Caporella’s beneficial ownership of approximately 74.0% of the outstanding shares of Common Stock of the Company, the election of two Class III directors will be approved by vote of shareholders at the Meeting and the majority of shareholders will vote to support the Company’s pay practices and to hold an advisory vote on executive compensation every three years.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

ELECTION OF DIRECTORS

     Currently, the Board is comprised of six directors elected in three classes (the “Classes”).  Directors in each class hold office for three-year terms and the terms of the Classes are staggered so that the term of one Class terminates each year. The terms of the current Class III directors expire at the 2011 Meeting.

The Board of Directors has nominated Nick A. Caporella and Joseph P. Klock, Jr. for election as directors in Class III, with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2014.  In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting. Shareholders have no right to vote cumulatively.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR THE CLASS III DIRECTORS.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

The following information concerning principal occupation or employment, including any directorships with public companies or registered investment companies during the past five years and age, has been furnished to the Company by the nominees for Class III directors and by the directors in Classes I and II whose terms expire at the Company’s Annual Meeting of Shareholders in 2012 and 2013, respectively, and when their respective successors have been duly elected and qualified.

Nominees for Director

CLASS III

Name	Age	Principal Occupation or Employment	Director Since	Term Expires
Nick A. Caporella	75	Chairman of the Board and Chief Executive Officer of National Beverage Corp.	1985	2014

Joseph P. Klock, Jr.	62	Partner of Rasco, Klock, Reininger, Perez, Esquenazi, Vigil & Nieto, a law firm in Miami, FL.	1987	2014

Directors Whose Term of Office Will Continue After the Annual Meeting

CLASS I

Name	Age	Principal Occupation or Employment	Director Since	Term Expires
Joseph G. Caporella	51	President of National Beverage Corp.	1987	2012

Samuel C. Hathorn, Jr.	68	Retired President and Chief Executive Officer of Trendmaker Homes, Inc., a subsidiary of Weyerhaeuser Company.	1997	2012

CLASS II

Name	Age	Principal Occupation or Employment	Director Since	Term Expires
Cecil D. Conlee	75	Founding Partner of CGR Advisors. Former Director, Oxford Industries, Inc.	2009	2013

Stanley M. Sheridan	68	Retired President of Faygo Beverages, Inc., a wholly owned subsidiary of National Beverage Corp.	2009	2013

Additional information regarding the nominees for election as director and the continuing directors of the Company, including a description of the specific experience, qualifications, attributes and skills that led the Board of Directors to conclude that each individual should serve as a director, is set forth below:

Nominees

Nick A. Caporella has served as Chairman of the Board and Chief Executive Officer of the Company since the Company was founded in 1985. He also served as President until September 2002.  Since January 1992, Mr. Caporella’s services have been provided to the Company through a management company, Corporate Management Advisors, Inc. (“CMA”), an entity which he owns. (See “Management Services Agreement –

Compensation” and “Certain Relationships and Related Party Transactions.”)  Mr. Caporella previously served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1979) of Burnup & Sims Inc. (a former affiliate of the Company) until March 1994.  Throughout his more than 50 year business career, he has founded or managed as the Chief Executive Officer successful companies and has served as a public company Chairman, Chief Executive Officer or President since 1976.  Mr. Caporella has achieved many awards as a businessman, including induction into the Institute of American Entrepreneurs and receipt of the Horatio Alger Award.  He is involved in many research projects which endeavor to advance the cure of children’s cancer and currently serves on the Professional Advisory Board of St. Jude Children’s Hospital. The Company was founded as a result of Mr. Caporella’s vision and entrepreneurial spirit and his extraordinary career, entrepreneurial spirit, business acumen and civic leadership qualify him to serve on the Board.

Joseph P. Klock, Jr. has been a partner in the law firm of Rasco, Klock, Reininger, Perez, Esquenazi, Vigil & Nieto since January 2009.  For the two years prior, he was a shareholder in the New York-based law firm of Epstein Becker & Green, P.C. From October 2005 to January 2007, he was a partner in the international law firm of Squire, Sanders & Dempsey, L.L.P.  Prior to that date, he was Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, which merged with Squire, Sanders & Dempsey, L.L.P. in 2005.  Mr. Klock has more than 35 years of litigation and business law experience.  Mr. Klock serves as the Chairman of our Litigation Advisory Committee and from time to time is called upon to assist the Company with certain legal matters.  Mr. Klock is a leader in the South Florida community and currently serves on the board of trustees of Barry University and Belen Jesuit Preparatory School.  Mr. Klock’s 20 years of experience as chairman of a major law firm, his prominent litigation background and civic leadership qualify him to serve on our Board.

Continuing Directors

Joseph G. Caporella has served as President of the Company since September 2002 and, prior to that date, served as Executive Vice President since January 1991. He is the son of Mr. Nick A. Caporella.  Since joining the Company in 1988, he has been involved in all aspects of the Company’s operations, including procurement, supply chain management, distribution and sales leadership.  Mr. Caporella’s more than 20 years of experience in the beverage industry coupled with his extensive knowledge of the day-to-day business operations of the Company qualify him to serve on our Board.

Cecil D. Conlee is a partner of CGR Advisors, a real estate investment advisory firm located in Atlanta, Georgia that he founded in 1990.  He served as a Director of Oxford Industries, Inc., an international apparel design, sourcing and marketing company from 1985 until June 2011, and was a member of the Executive Committee and Chairman of the Audit Committee.  He also served as a director of Central Parking Corp. from 1996 to 2006. Mr. Conlee has been a member on the Company’s Strategic Planning Committee since 1995 and was a lead director of Burnup and Sims Inc. for more than 20 years.  As a result, he gained unique knowledge and experience during the formative years of the Company. In addition, Mr. Conlee holds an MBA from Harvard University and was a Trustee of Vanderbilt University. Mr. Conlee’s education, business acumen, leadership skills, civic involvement and his knowledge and experience related to our Company qualify him to serve on our Board.

Samuel C. Hathorn, Jr. was employed by Trendmaker Homes, Inc. from 1981 until his retirement in September 2007.  He served as President since 1983 and was appointed Chief Executive Officer in January 2007. Trendmaker Homes, Inc. is a Houston, Texas based homebuilding and land development subsidiary of Weyerhaeuser Company.  Mr. Hathorn has also held senior executive and financial positions with several public corporations and served as a director of Burnup & Sims Inc. from 1981 until 1997 and of Hartman Commercial Properties REIT, a publicly-traded real estate investment trust, from 2000 to 2005. Mr. Hathorn has served on the Company’s Board of Directors since June 1997, as well as during the Company’s formative years from November 1985 to September 1993.  Mr. Hathorn’s expertise as a financial executive, his business acumen and his knowledge of our business qualify him to serve on our Board.

Stanley M. Sheridan was employed by Faygo Beverages, Inc., a wholly-owned subsidiary of National Beverage Corp., from 1974 until his retirement in 2004.  He joined Faygo Beverages, Inc. as Chief Financial

Officer in 1974 and was promoted to President in May 1987 when Faygo Beverages, Inc. was acquired by National Beverage Corp.  He holds an MBA in Accounting and has served on the boards of various private companies and charitable organizations.  Mr. Sheridan’s 30 years of experience in the beverage industry, his familiarity with our business and his financial and accounting expertise qualify him to serve on our Board.

Board Leadership Structure

The Board of Directors does not have a policy addressing whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or if the roles should be separate. Our Board believes that it should have the flexibility to make its determination based upon what it considers to be the appropriate leadership structure for the Company at the time. Our Board believes that having a single person serving as both Chief Executive Officer and Chairman of the Board, coupled with our use of individual chairmen for each of our Board Committees, provides the best form of leadership for our Company, and accordingly has not deemed it necessary or appropriate to create the position of lead independent director. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, alignment of our corporate strategies and has served the Company well for many years.  As our Chief Executive Officer, Mr. Nick A. Caporella is and has been responsible for overseeing the operations of the Company and implementing the Company’s corporate strategies. The Board believes that the breadth of Mr. Caporella’s business experience, successful track record with the Company and his position as founder and controlling shareholder of the Company makes him uniquely qualified to continue to preside over the entire Board, lead its discussions and set its agendas.

Board’s Role in Risk Oversight

While management is primarily responsible for the day-to-day assessment and risk management programs, our Board of Directors is responsible for oversight of enterprise-wide exposures, including strategic, operational, financial, legal and regulatory risks.  The Board performs its oversight function both directly and indirectly through Board committees that are chaired by individuals with extensive business experience.  The Audit Committee assists the Board in evaluating financial risks and risks related to the Company’s financial reporting, internal controls and compliance with legal and regulatory requirements.  The Compensation and Stock Option Committee assists the Board in evaluating risks associated with leadership assessment, management succession planning and our compensation philosophy and programs. In addition to committee reports, the Board receives regular presentations from senior management and senior department heads, which include presentations regarding the annual operating plan as well as long-term operational and strategic matters.

ADVISORY VOTES ON EXECUTIVE COMPENSATION AND FREQUENCY OF AN ADVISORY VOTE

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Company is providing its shareholders the opportunity to vote on two non-binding, advisory proposals:  (1) to approve the compensation of our Executive Officers; and (2) the frequency of future advisory votes on executive compensation.  While the Board believes that requiring shareholders to vote on these matters is unnecessary in light of the Company’s ownership structure and the philosophy employed by the Board to determine executive compensation, the Board appreciates the time its shareholders take to consider the proposals and encourages all shareholders to vote their shares on these matters.

As set forth in our Compensation Discussion and Analysis, the objectives of the Company’s compensation program are to (1) attract, motivate, develop and retain top quality executives who will increase long-term shareholder value and (2) deliver competitive total compensation packages based upon the achievement of both Company and individual performance goals. The Company’s executive compensation is discussed in further detail in our Compensation Discussion and Analysis which follows.

The Company is asking its shareholders to indicate their support for the compensation paid to the Company’s Executive Officers for the purposes of compliance with the Dodd-Frank Act solely. The proposal to approve executive compensation is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Executive Officers and the philosophy, policies and practices described in this Proxy Statement.  It should be noted that the amounts reflected on the Summary Compensation Table for Mr. Nick A. Caporella represent the total management fee paid to CMA.  Both Mr. Caporella and Mr. Bracken (as well as all other personnel employed by CMA) are compensated by CMA.  Mr. Caporella (for reporting purposes) has allowed the total amount paid by the Company to CMA for their contracted services to be reported as “All Other Compensation” beside his name in the Summary Compensation Table.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS BY VOTING “FOR” ON THE PROXY CARD.

To further comply with the Dodd-Frank Act, the Company is also providing its shareholders the opportunity to cast an advisory vote on whether future advisory votes on the compensation of the Company’s Executive Officers should occur every one, two or three years.  The Board believes that a triennial vote complements its compensation philosophy and its compensation program that promotes long-term shareholder value.

THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT EVERY THREE YEARS.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The following discussion and analysis is intended to provide an understanding of the Company’s compensation philosophy and policies and the actual compensation earned by each of our Executive Officers from the Company. It should be noted that neither Mr. Nick A. Caporella nor Mr. Bracken receives cash compensation from the Company. The services of both are provided to the Company by CMA and their cash compensation is based solely on the one percent management fee paid to CMA.  (See “Management Services Agreement – Compensation” and “Certain Relationships and Related Party Transactions.”)

Mr. Joseph Caporella’s total compensation is reviewed and approved annually by the Compensation and Stock Option Committee.  The Compensation and Stock Option Committee excuses Mr. Joseph Caporella from the meeting during any discussions of his compensation and he abstains from voting on any matters with respect to same.

Compensation Philosophy

The objectives of the Company’s compensation program are to (1) attract, motivate, develop and retain top quality executives who will increase long-term shareholder value and (2) deliver competitive total compensation packages based upon the achievement of both Company and individual performance goals. The Company expects its executives to balance the risks and related opportunities inherent in its industry and in the performance of his or her duties and share the upside opportunity and the downside risks once actual performance is measured.

To achieve the above goals, the Compensation and Stock Option Committee has set forth a compensation program for its Executive Officers that includes the following elements:

•	Base salary;
•	Annual cash bonuses;
•	Share-based compensation; and
•	Retirement, health and other benefits.

In order to maintain a competitive compensation program for its Executive Officers, the Compensation and Stock Option Committee, on an annual basis, performs the following: (a) reviews compensation practices to assure fairness, relevance, support of the strategic goals of the Company and contribution of the executive to the creation of long-term shareholder value, (b) considers the relevant mix of compensation components and (c) implements a compensation plan that reasonably allocates a portion of each executive’s total compensation to incentives and other forms of longer-term compensation linked to Company and individual performance and the creation of shareholder value.

Factors Considered In Determining Compensation

The Compensation and Stock Option Committee reviews executive compensation levels for its Executive Officers on an annual basis to ensure that they remain competitive within the beverage industry. The overall value of the compensation package for an Executive Officer is determined by the Compensation and Stock Option Committee in consultation with the Chief Executive Officer and the Board.  The factors considered by the Compensation and Stock Option Committee include those related to both the overall performance of the Company and the individual performance of the Executive Officer.  Consideration is also given to comparable compensation data for individuals holding similarly responsible positions at other and peer group companies in determining appropriate compensation levels.

With respect to long-term incentive compensation to be awarded to Executive Officers, the Company maintains three equity based plans: (a) a 1991 Omnibus Incentive Plan, (b) a Special Stock Option Plan and (c) a Key Employee Equity Partnership Program (each plan is discussed in more detail below). The timing, amount and form of awards under these plans for each of the Executive Officers is made at the discretion of the Compensation and Stock Option Committee based on recommendations of the Chief Executive Officer.  Any such awards are granted only upon the written approval of the Compensation and Stock Option Committee. No stock based awards or other equity rights have been granted to Mr. Nick A. Caporella since the Company’s inception.

Elements of Executive Compensation

As discussed above, the Company’s compensation programs for its Executive Officers are based on four components: base salary, annual cash bonuses, share-based compensation and retirement, health and other benefits; each is intended as an important piece of the overall compensation.

Base Salary

Base salary is used to attract and retain the Executive Officers and is determined using comparisons with industry competitors and other relevant factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility and the ability to replace the individual.  Salaries for the Executive Officers are reviewed by the Compensation and Stock Option Committee, the Chief Executive Officer and the Board on an annual basis. Changes to base salaries, if any, are affected primarily by individual performance.

Annual Cash Bonuses

Annual cash bonuses are intended to be a significant component of an Executive Officer’s compensation package.  The amount of annual bonus compensation to be awarded to the Executive Officers, if any, is determined by the Compensation and Stock Option Committee, upon recommendation by the Chief Executive Officer. While the Chief Executive Officer and the Compensation and Stock Option Committee consider the Company’s overall performance and each individual’s performance when determining the amount of bonus to award, there is no predefined written plan, acknowledged by the recipient, with respect to performance measures that obligates the Company to pay an annual cash bonus and the Compensation and Stock Option Committee retains absolute discretion to award bonuses and to determine the amount of such bonuses.

Share-Based Compensation (Long-Term Incentive Programs)

Share-based long-term incentive compensation awarded to Executive Officers has been and is provided through the issuance of stock options. Stock options are an important element of the Company’s long-term incentive programs. The primary purpose of stock options is to provide Executive Officers and other employees with a personal and financial interest in the Company’s success through stock ownership, thereby aligning the interests of such persons with those of our shareholders. The Compensation and Stock Option Committee believes that the value of stock options will reflect the Company’s financial performance over the long-term. Because the Company’s stock option program provides for a vesting period before options may be exercised and an exercise price based on either the fair market value as of the date of grant or the amount of Common Stock held, employees benefit from stock options and stock ownership when the market value of the Company’s common shares increases over time.

Share-based awards made under the Company’s 1991 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) typically consist of options to purchase Common Stock which vest over five years and have a term of ten years.  Certain key executives of the Company also receive grants from time to time under the Company’s Special Stock Option Plan (the “Special Stock Option Plan”).  The vesting schedule and exercise price of these options are tied to the executive’s ownership levels of Common Stock.  Generally, the terms of the Special Stock Option Plan allows for the reduction in exercise price upon each vesting date of the option.  The vesting schedule and exercise price reduction of such options may be accelerated at the discretion of the Compensation and Stock Option Committee.  While the Compensation and Stock Option Committee considers the Company’s overall financial performance during the respective vesting periods, there is no predefined written plan with respect to financial measures that obligate the Company to such acceleration and the Compensation and Stock Option Committee has not elected to accelerate the vesting or price reduction of any options held by Executive Officers during the past three fiscal years.  The Company issues share-based awards with long-term vesting schedules to increase the level of the executive’s stock ownership by continued employment with the Company.

In addition, share-based compensation is awarded under the Company’s Key Employee Equity Partnership Program (the “KEEP Program”). The KEEP Program is designed to positively align interests between the Company’s executives and its shareholders beyond traditional option programs while, at the same time, intending to stimulate and reward management in “partnering-up” with the Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in Common Stock. Participants who purchase shares of Common Stock in the open market receive grants of stock options equal to 50% of the number of shares purchased up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in case of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of 60% of the purchase price paid for the shares acquired and reduce to the par value of Common Stock at the end of the six-year vesting period.

The Company’s long-term incentive programs are generally intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Compensation and Stock Option Committee believes that employees should have sufficient holdings of the Company’s Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Compensation and Stock Option Committee reviews with the Chief Executive Officer the recommended individual awards and evaluates the scope of responsibility, strategic and operational goals and individual contributions in making final awards under the Omnibus Incentive Plan, the Special Stock Option Plan and determining participants in the KEEP Program.

Options issued pursuant to the Special Stock Option Plan and the KEEP Program after December 31, 2004 are considered deferred compensation arrangements under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, option recipients must make a written election to exercise option grants on specified future dates to avoid being subject to additional income taxes, interest and withholding. The election is irrevocable, but is subject to acceleration upon termination of employment, disability and certain other limited circumstances. All Executive Officers holding options granted under these plans have made such an election.

With respect to share-based compensation, the Company recognizes stock compensation expense in accordance with FASB ASC Topic 718 which requires public companies to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The Company uses the Black-Scholes option-pricing model to determine the grant date fair value.

The Company ensures that stock option awards approved by the Compensation and Stock Option Committee will be granted subsequent to any planned release of material non-public information. The Company has not engaged in the backdating, cancellation or re-pricing of stock options awarded to its Executive Officers.

Retirement, Health and Other Benefits

The Company provides retirement, health and other benefits as an additional incentive to retain employees. The Company maintains a defined contribution 401(k) plan that allows employees to make plan contributions on a pre-tax basis and currently contributes an additional profit sharing contribution on behalf of each employee, the amount of which is dependent upon years of service and compensation levels, which amount is subject to change from year to year. Although Executive Officers are eligible to participate in the 401(k) plan, they have been prevented from participating at the same level as non-executives, due to the rules under Section 401(a)(17) of the Code which dictate the application of an annual limitation on contributions.

We currently make available to our Executive Officers and all employees a comprehensive health, dental, life and disability insurance program. The health care insurance program offers a variety of coverage options, which may be selected at the employee’s discretion.  The Company currently provides a basic term life insurance policy to all employees and makes additional coverage available at the employee’s expense and discretion.

The Company does not provide any additional perquisites to the Executive Officers, other than a car allowance, which is included in the Summary Compensation Table below. The Company values this car allowance benefit based upon the actual cost to the Company. The total of all perquisites to any Executive Officer did not equal or exceed $10,000 for Fiscal 2011.

Employment, Change in Control and Severance Agreements

The Company does not typically enter into, and does not currently have, any formal employment, change in control, severance or other similar agreements with any of the Executive Officers. The Company’s stock option plans, however, provide that unvested options held by all employees will fully vest if a change of control (as defined in the plans) occurs or if options of an equivalent value are not provided in the event the Company is not the surviving entity of a merger or consolidation.  Based on the difference between the closing stock price of the Company’s Common Stock on April 29, 2011 and the option exercise prices on that date, the values of unvested options held by our Executive Officers were:  Joseph G. Caporella - $297,017; George R. Bracken - $36,747; Dean A. McCoy - $47,734; and Edward F. Knecht - $44,348.

The Company may also, from time to time, pay severance to an employee, including an Executive Officer, based on, among other things, years of service, functional role or position and level of the individual’s responsibility and reasons for terminating his or her services. The Company believes in trust, loyalty and commitment from both the Company and the Executive Officers and that employment agreements are not necessary to achieve its goals and meet the needs of the Executive Officers. The Company believes that the fact that most, if not all, of the executives of the Company have been with the Company for a long period of time supports this belief.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

The Compensation and Stock Option Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, required by Item 402(b) of Regulation S-K, with management of the Company.  Based on this review and discussion, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Company's 2011 Annual Meeting of Shareholders.

THE COMPENSATION AND STOCK OPTION COMMITTEE

Cecil D. Conlee (Chairman)
Joseph G. Caporella
Samuel C. Hathorn, Jr.

MANAGEMENT SERVICES AGREEMENT – COMPENSATION

CMA, pursuant to a management agreement, provides the services of and compensates the Company’s Chief Executive Officer, Chief Financial Officer and all senior and other corporate personnel, who provide management, administrative and creative functions to the Company.  Although management fees paid to CMA have been disclosed in “Certain Relationships and Related Party Transactions” since the inception of the management agreement in 1992, during 2009, the Commission requested that we modify the presentation of amounts paid to Mr. Nick A. Caporella and Mr. Bracken in the Summary Compensation Table below.  Because Mr. Nick Caporella owns CMA, the total amount of the management fees we paid to CMA is reflected in the Summary Compensation Table under the caption “All Other Compensation.”  Compensation for Mr. Bracken, who serves as Chief Financial Officer of National Beverage Corp., is paid entirely by CMA.  (See “Certain Relationships and Related Party Transactions.”)

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation awarded to, earned by or paid to Executive Officers for services rendered during the past three fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)2	All Other Compensation ($)	Total ($)
Nick A. Caporella1 Chairman of the Board and Chief Executive Officer	2011 2010 2009	— — —	— — —	— — —	6,001,9301 5,934,6481 5,751,7671	6,001,9301 5,934,6481 5,751,7671

Joseph G. Caporella President	2011 2010 2009	495,000 450,000 400,000	369,132 302,657 302,214	332,234 — —	6,538 6,508 6,430	1,202,904 759,165 708,644

George R. Bracken1,3 Senior Vice President – Finance	2011 2010 2009	— — —	— — —	69,944 — —	325,4001 306,9951 304,2501	395,344 306,9951 304,2501

Dean A. McCoy4 Senior Vice President and Chief Accounting Officer	2011 2010 2009	186,500 180,000 170,000	60,000 55,000 51,800	43,715 — —	6,058 6,028 5,950	296,273 241,028 227,750

Edward F. Knecht5 Executive Vice President – Procurement	2011 2010 2009	160,000 160,000 152,300	51,000 81,005 113,147	43,715 — —	958 928 850	255,673 241,933 266,297
____________
1
Mr. Nick A. Caporella, our Chairman of the Board and Chief Executive Officer, and Mr. George R. Bracken, our Senior Vice President – Finance, do not receive any cash compensation from the Company as their services are provided to us through CMA.  As described above in “Compensation Discussion and Analysis” and “Management Services Agreement – Compensation” and below in “Certain Relationships and Related Party Transactions,” we pay an annual base management fee equal to one percent of our consolidated net sales for the services that CMA provides to us, which include, among other things, the services of Mr. Nick A. Caporella and Mr. Bracken, as well as all senior and other corporate personnel who are not required to be included in the table above, and the supervision of the Company’s financial, legal, executive recruitment, internal audit and management information systems departments.  The amounts set forth with respect to Mr. Nick A. Caporella under the caption “All Other Compensation” represent the total management fees paid by us to CMA for the respective fiscal years.  The amounts set forth with respect to Mr. Bracken under the caption “All Other Compensation” represent payments to him by CMA.

2
Amounts represent the grant date fair value computed in accordance with Accounting Standards Codification 718 based on the Black-Scholes option pricing model.  See Note 9 to the Financial Statements included in the Company’s Annual Report on Form 10-K for additional information regarding the assumptions utilized.

3	Mr. Bracken, who is 66 years old, was named Senior Vice President – Finance in October 2000 and, prior to that date, served as Vice President and Treasurer since October 1996.

4
Mr. McCoy, who is 54 years old, was named Senior Vice President and Chief Accounting Officer in October 2003 and, prior to that date, served as Senior Vice President – Controller since October 2000.  Prior to October 2000, he served as Vice President – Controller since July 1993.

5
Mr. Knecht, who is 77 years old, was named Executive Vice President – Procurement in August 2005 and, prior to that date, served as President of Shasta Sweetener Corp., a wholly-owned subsidiary of the Company, since May 1998.  He retired on May 11, 2011.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2011

The following table sets forth information concerning equity incentive plan based awards granted to Executive Officers during Fiscal 2011.  There were no non-equity incentive plan based awards granted.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Closing Market Price on the Grant Date ($/Share)	Grant Date Fair Value of Option Awards ($)2
Joseph G. Caporella	07/28/10	38,000	11.351	14.21	332,234
George R. Bracken	07/28/10	8,000	11.351	14.21	69,944
Dean A. McCoy	07/28/10	5,000	11.351	14.21	43,715
Edward F. Knecht	07/28/10	5,000	11.351	14.21	43,715

1
Price represents the closing market price of the Company's Common Stock on May 5, 2010, the date the Compensation and Stock Option Committee initially reviewed proposed option awards for the Special Stock Option Plan. Option grants were not finalized until July 28, 2010 at which time the closing market price was $14.21 per share.  Options granted under the Company’s Special Stock Option Plan are exercisable for a ten year period and vest in relatively equal amounts at approximately 16 month intervals. The exercise price can be reduced and the vesting schedule can be accelerated if the optionee purchases and maintains ownership of shares of Common Stock and the Company achieves performance objectives as determined by the Board.  Based upon these factors, full vesting can occur from 64 to 104 months after issuance and the exercise price can range from 50% to 7% of the initial grant price if the options are held until the final vesting date.

2
Amounts represent the aggregate grant date fair value computed in accordance with Accounting Standards Codification 718, based on the Black-Scholes option pricing model.  See Note 9 to the Financial Statements included in the Company’s Annual Report on Form 10-K for additional information regarding the assumptions utilized.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2011

The following table sets forth information about the number of outstanding equity awards held by our Executive Officers at April 30, 2011. No equity awards have been granted to Nick A. Caporella since the inception of the Company.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)		Option Expiration Date
Joseph G. Caporella	36,000	—	0.92	1	07/05/11
	23,736	18,264	4.01	1	02/12/16
	—	38,000	11.35	1	07/27/20
	6,280	1,320	0.01	2	—2

George R. Bracken	3,251	1,549	3.47	1	02/12/16
	—	8,000	11.35	1	07/27/20

Dean A. McCoy	—	3,600	4.23	1	02/12/16
	—	5,000	11.35	1	07/27/20

Edward F. Knecht	1,080	—	1.37	1	07/05/11
	2,580	3,420	4.71	1	02/12/16
	—	5,000	11.35	1	07/27/20
	240	—	0.01	2	—2
____________
1
Options granted under the Company’s Special Stock Option Plan are exercisable for a ten year period and vest in relatively equal amounts at approximately 16 month intervals. The exercise price can be reduced and the vesting schedule can be accelerated if the optionee purchases and maintains ownership of shares of Common Stock and the Company achieves performance objectives as determined by the Board.  Based upon these factors, full vesting can occur from 64 to 104 months after issuance and the exercise price can range from 50% to 7% of the initial grant price if the options are held until the final vesting date.

2
Under the Company’s KEEP Program, participants receive a grant equal to 50% of the number of shares of the Company’s Common Stock purchased on the open market.  KEEP options are granted at an initial exercise price of 60% of the purchased price of the shares acquired, and such price is reduced to the par value of the Common Stock over a six year vesting period.  The current expiration dates range from March 7, 2014 to July 23, 2017.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2011

The following table sets forth all stock options exercised and the value realized upon exercise by the Executive Officers during Fiscal 2011. There are no stock awards outstanding.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Dean A. McCoy	4,080	45,4681
____________
1
The value realized on exercise was calculated by taking the difference between the fair market value per share on the date of exercise less the option price, multiplied by the number of shares acquired.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about shares of Common Stock that may be issued upon exercise of options and other stock based awards under all of the Company’s equity compensation plans as of April 30, 2011.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by shareholders	569,820	7.85	2,822,453

Equity compensation plans not approved by shareholders1	31,800	1.43	128,832

Total	601,620	7.51	2,951,285
____________
1	Includes shares issuable for outstanding options and shares available for grant under the Company’s KEEP Program.

DIRECTOR COMPENSATION

Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 2011, non-management directors received a retainer fee of $28,000 per annum, a fee of $1,500 for each Board meeting attended and a fee of $800 ($1,500 in the case of a committee chairman) for each committee meeting attended. Set forth below are the amounts paid to non-management directors in Fiscal 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards($)1	All Other Compensation ($)	Total ($)
Cecil D. Conlee	49,300	87,430	—	136,730
Samuel C. Hathorn, Jr.	53,800	131,145	—	184,945
Joseph P. Klock, Jr.	44,000	69,944	—	113,944
Stanley M. Sheridan	43,200	34,972	—	78,172
____________
1
Amounts represent the aggregate grant date fair value computed in accordance with Accounting Standards Codification 718, based on the Black-Scholes option pricing model.  See Note 9 to the Financial Statements included in the Company’s Annual Report on Form 10-K for additional information regarding the assumptions utilized.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Joseph G. Caporella is both a member of the Compensation and Stock Option Committee and an Executive Officer of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished the following report:

Pursuant to its charter, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s internal control systems. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2011. This review included a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent accountants, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61. In addition, our independent accountants provided the Committee with the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board relating to the independent accountant’s communications with the Committee concerning independence.

The Audit Committee discussed with the independent accountants the overall plans for their audits, the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011 for filing with the Commission.

THE AUDIT COMMITTEE

Samuel C. Hathorn, Jr. (Chairman)
Cecil D. Conlee
Joseph P. Klock, Jr.
Stanley M. Sheridan

INDEPENDENT AUDITORS

The Company’s financial statements for Fiscal 2011 and the year ended May 1, 2010 (“Fiscal 2010”) were examined by McGladrey & Pullen LLP (“McGladrey”), independent registered public accountants. Representatives of McGladrey are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

Audit and Other Fees

For professional services rendered for the annual audit of the Company’s consolidated financial statements and internal controls, review of its interim financial statements included in the Company’s Form 10-Q and services that are normally provided in connection with statutory and regulatory filings, the Company was billed $454,000 for Fiscal 2011 and $446,000 for Fiscal 2010. Included in such amounts are fees associated with Sarbanes-Oxley Section 404 requirements of $240,000 for Fiscal 2011 and $241,000 for Fiscal 2010.

During Fiscal 2011 and 2010, McGladrey did not bill the Company for any tax consulting or other products or services.  The Audit Committee pre-approves all audit and permitted non-audit fees before such service is rendered.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since 1992, the Company has been a party to a management agreement with Corporate Management Advisors, Inc. (“CMA”), a company owned by Nick A. Caporella. The management agreement originated with the need to employ professionals at the early stages of the Company’s development, the cost of which could be shared with others, thus allowing the Company to have a more cost-effective structure.

Under the terms of the management agreement, CMA provides, subject to the direction and supervision of the Board of Directors of the Company, (i) senior corporate functions (including supervision of the Company’s financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and Chief Financial Officer, and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction. CMA, through its personnel, also provides, to the extent possible, the stimulus and creativity to develop an innovative and dynamic persona for the Company, its products and corporate image. In order to fulfill its obligations under the management agreement, CMA employs numerous individuals, whom, acting as a unit, provide management, administrative and creative functions for the Company. In connection with providing services under the management agreement, CMA is a twenty percent (20%) joint owner of an aircraft used by the Company. The management agreement provides that the Company will pay CMA an annual base fee equal to one percent of the consolidated net sales of the Company, and further provides that the Compensation and Stock Option Committee and the Board of Directors may from time to time award additional incentive compensation to CMA.  No incentive compensation has been paid from the inception of the agreement through fiscal year 2011. The Company incurred management fees of approximately $6.0 million, $5.9 million and $5.8 million for services rendered by CMA for fiscal year 2011, 2010 and 2009, respectively.  The Company does not have written policies and procedures with respect to related party transactions, but the Company’s practice has been that the services and performance of CMA, which are the only related party transactions, are reviewed annually by the independent members of the Compensation and Stock Option Committee and the Board of Directors.  During the course of such reviews, the independent directors on the Compensation and Stock Option Committee have, on numerous occasions, proposed that CMA be paid an incentive due to superior performance based on various criteria, including the favorable outcome of specific negotiations and the performance of the Company’s Common Stock.   However, no incentive compensation has been accepted by CMA and, as noted above, none has been paid since the inception of the management agreement.

PROXY SOLICITATION

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, email, telephone or facsimile. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company’s Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.

CONTACTING THE BOARD OF DIRECTORS

Shareholders who wish to communicate with the Board of Directors may do so by writing to Board of Directors, National Beverage Corp., P.O. Box 16720, Fort Lauderdale, Florida 33318. Such communications will be reviewed by the Secretary of the Company, who shall remove communications relating to solicitations, junk mail or other correspondence relating to customer service issues. All other communications shall be forwarded to the Board of Directors or specific members of the Board as appropriate or as requested in the shareholder communication.

Any proposal of a shareholder intended to be presented at the Company’s 2012 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than April 27, 2012. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2012 Annual Meeting of Shareholders (but not required to be included in the Proxy Statement) by July 11, 2012, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Our Restated Certificate of Incorporation contains an advance notice provision relating to shareholder nominations of directors at any meeting of the shareholders called for the election of directors.  Under the Company’s Restated Certificate of Incorporation, any nomination must (i) be received by our Secretary no earlier than 60 and no more than 90 days before the meeting by notice to the Secretary of the Company, provided, however, that if fewer than 70 days’ notice of the meeting is given to stockholders, such written notice shall be received no later than 5:00 pm on the 10th calendar day following the first day following the day on which notice of the meeting was first mailed to stockholders and (ii) include certain information relevant to the shareholder and their nominee.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting of Shareholders, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the accompanying proxy form confers upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

Please date, sign and return the proxy at your earliest convenience in the accompanying pre-addressed envelope (no postage is required for mailing in the United States) or vote electronically using the Internet or by telephone. A prompt return of your vote will be appreciated as it will save the expense of further mailings.

By Order of the Board of Directors, /s/ Nick A. Caporella
Nick A. Caporella Chairman of the Board and Chief Executive Officer
August 26, 2011
Fort Lauderdale, Florida

## YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

**We encourage you to take advantage of Internet or telephone voting.**
**Both are available 24 hours a day, 7 days a week.**

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

## NATIONAL BEVERAGE CORP.

**INTERNET**
**http://www.proxyvoting.com/fizz**
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

**OR**

**TELEPHONE**
**1-866-540-5760**
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

**Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.**

• FOLD AND DETACH HERE ▼

---

   **The Directors recommend a vote FOR the following nominees:**

| NOMINEES: | FOR | Withhold |
|---|---|---|
| 01 Nick A. Caporella | ☐ | ☐ |
| 02 Joseph P. Klock, Jr. | ☐ | ☐ |

2. To be properly briefed to vote for the total executive compensation, please see pgs. 9-14 of the accompanying Proxy Statement.

   **The Directors recommend a vote FOR Shareholder approval of executive compensation.**

| FOR | Against | Abstain |
|---|---|---|
| ☐ | ☐ | ☐ |

3. To recommend, by a non-binding advisory vote, the frequency of future advisory votes regarding executive compensation.

   **The Directors recommend a vote FOR Shareholder approval every 3 YEARS.**

| 3 YEARS | 2 years | 1 year | Abstain |
|---|---|---|---|
| ☐ | ☐ | ☐ | ☐ |

**This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted: (i) FOR the election as Class III Directors of the two nominees of the Board of Directors; (ii) FOR the advisory (non-binding) vote on executive compensation; (iii) 3 YEARS for the frequency of the advisory (non-binding) vote on executive compensation; and (iv) with discretionary authority on all matters which may properly come before the meeting or any adjournments or postponements thereof.**

The undersigned acknowledges receipt of the accompanying Proxy Statement dated August 26, 2011.

Please mark here if you plan to attend the meeting. ☐

Mark Here for Address Change Or Comments SEE REVERSE ☐

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

**Signature**____________________ **Signature**____________________ **Date**__________

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• FOLD AND DETACH HERE ▼

**NATIONAL BEVERAGE CORP.**

**PROXY FOR ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 30, 2011**
**SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY**

The undersigned hereby constitutes and appoints Grace A. Keene and Dean A. McCoy, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP. to be held at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827 on September 30, 2011 at 2:00 pm local time and at any adjournments or postponements thereof, on all matters coming before said meeting in the manner set forth below:

| Address Change/Comments<br>(Mark the corresponding box on the reverse side) |
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(Continued and to be signed on reverse side)